                                                                   Exhibit 10.26

                             SUBSCRIPTION AGREEMENT

            SUBSCRIPTION AGREEMENT made as of this 16th day of September 2005, between Health Benefits Direct Corporation, a Delaware corporation with offices at 2900 Gateway Drive, Pompano Beach, FL 33069 (the "Company") and Alvin H.
Clemens, an individual with an address at Five Radnor Corporate Center, Suite
555, 100 Matsonford Road, Radnor, PA 19087 (the "Subscriber").

            WHEREAS, the Company is offering the Subscriber an opportunity to make an investment in the Company; and

            WHEREAS, the Subscriber desires to make an investment in the Company on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

      I.    SUBSCRIPTION FOR UNITS AND REPRESENTATIONS AND COVENANTS OF
            SUBSCRIBER

            1.1     Subject to the terms and conditions hereinafter set forth,
Subscriber hereby agrees to purchase from the Company and the Company agrees to sell to the Subscriber (i) 300,000 shares of Common Stock, $0.001 par value per share (the "Common Stock") and (ii) a five-year warrant to purchase 75,000 shares of Common Stock at an exercise price of $1.50 per shares (the Warrant"
and together with the Common Stock, the "Securities") at an aggregate purchase price of $225,000. The purchase price is payable by cash or wire transfer of immediately available funds to the account of the Company, pursuant to the wire instructions attached hereto as Exhibit A.

            1.2     The Subscriber recognizes that the purchase of the Common
Stock and the Warrants involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the
Common Stock and the Warrants; (ii) the Common Stock and the Warrants are not
registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law; (iii) there is no trading market for the Common Stock or the Warrants, none is likely ever to develop, and the Subscriber may not be able to liquidate his investment; (iv) transferability of the Common Stock and the
Warrants is extremely limited; and (v) an investor could suffer the loss of his, her or its entire investment.

            1.3     The Subscriber represents and warrants that the Subscriber is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the Act and that the Subscriber is able to bear the economic risk of an investment in the Common Stock and the Warrants.

            1.4     The Subscriber acknowledges that the Subscriber has prior
investment experience (including investment in non listed and non registered securities) and has evaluated, or has employed the services of an investment advisor, attorney or accountant to evaluate, such an investment by the
Subscriber. The Subscriber represents that the Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the
Subscriber's net worth, and that the Subscriber's investment in the Common Stock and Warrants will not cause such overall commitment to become excessive. The
Subscriber represents that he has adequate means of providing for his current needs and personal and family contingencies and has no need for liquidity in his investment in the Common Stock and Warrants. The Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Common Stock and Warrants for an indefinite period or to afford a complete loss of this investment.

            1.5     The Subscriber acknowledges that the Subscriber has been
afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the
Company and the purchase of the Securities, and any additional information which the Subscriber has requested.

            1.6     The Subscriber acknowledges that the purchase of the
Securities may involve tax consequences to the Subscriber. The Subscriber acknowledges that the Subscriber must retain his own professional advisors to evaluate the tax and other consequences to the Subscriber of an investment in the Securities.

            1.7     The Subscriber acknowledges that this offering has not been reviewed by the SEC or any state securities commission, and that no federal or state agency has made any finding or determination regarding the fairness or merits of the offering. The Subscriber represents that the Common Stock and the
Warrants are being purchased for his own account, for investment only, and not with a view toward distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer the Common Stock or Warrants unless they are registered under the Act or unless an exemption from such registration is available, as the same may be amended from time to time.

            1.8     The Subscriber understands that the provisions of Rule 144 under the Act are not available for at least one (1) year to permit resales of the Common Stock or Warrants, and there can be no assurance that the conditions necessary to permit such sales under Rule 144 will ever be satisfied. The
Subscriber understands that the Company is under no obligation to the Subscriber to comply with the conditions of Rule 144 or take any other action necessary in order to make any exemption for the sale of the Common Stock or Warrants without registration available.

            1.9     The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or any sale or distribution by the Subscriber in violation of the Act (including without limitation the rules promulgated thereunder), any state securities laws, or the Company's certificate of incorporation or by-laws, as amended from time to time.

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            1.10    The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock and the Warrants stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

            1.11    The Subscriber understands that the Company will review and rely on this Subscription Agreement without making any independent investigation; and it is agreed that the Company reserves the unrestricted right to reject or limit any subscription and to withdraw the Offering at any time.

            1.12    The Subscriber hereby represents that the address of the
Subscriber furnished at the end of this Subscription Agreement is the undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

            1.13    The Subscriber acknowledges that if the Subscriber is a
Registered Representative of an NASD member firm, the Subscriber must give such firm the notice required by the NASD's Conduct Rules, receipt of which must be acknowledged by such firm on the signature page hereof.

            1.14    The Subscriber hereby represents that, except as expressly set forth in this Subscription Agreement, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in this Subscription
Agreement and the results of independent investigation by the Subscriber.

            1.15    The Subscriber recognizes that the Company will require
additional financing in order to accomplish its short-term goals and its business objectives. There can be no assurance that any such additional funds will be available on reasonable terms, or at all, and any such additional funds raised in any equity offering will dilute the interests of the Subscriber.
Subscriber further recognizes that Company reserves the right to pay a commission or finders fee of up to 10% of the gross proceeds of the offering.

            1.16    All information provided by the Subscriber in the Investor
Questionnaire attached hereto as Exhibit B is true and accurate in all respects, and the Subscriber acknowledges that the Company will be relying on such information to its possible detriment in deciding whether the Company can sell these securities to the Subscriber without giving rise to the loss of an exemption from registration under the applicable securities laws.

            1.17    The Subscriber is aware that the Company has not entered
into any agreement or understanding providing for the purchase of any business or assets, and that by execution of this Subscription Agreement, the Subscriber consents to any and all resulting terms of any purchases which will be in the sole discretion of the Company over which the Subscriber will have no effective influence.

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      II.   REPRESENTATIONS BY THE COMPANY

            The Company represents and warrants to the Subscriber that as of the date of the closing of this Offering (the "Closing Date"):

                  (a)   The Company is a corporation duly incorporated, validly
existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

                  (b)   The execution, delivery and performance of this
Subscription Agreement by the Company will have been duly authorized by the
Company and all other corporate action required to authorize and consummate the offer and sale of the Common Stock and the Warrants will have been duly taken and approved.

                  (c)   The Securities have been duly and validly authorized and
issued.

                  (d)   The Company has obtained, or is in the process of
obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business, except where the failure to so obtain such licenses, permits and authorizations would not have a material adverse effect on the Company. Such licenses, permits and other governmental authorizations obtained are in full force and effect, except where the failure to be so would not have a material adverse effect on the Company, and the Company is in all material respects complying therewith.

                  (e)   The Company knows of no pending or threatened legal or
governmental proceedings to which the Company is a party which would materially adversely affect the business, financial condition or operations of the Company.

                  (f)   The Company is not in violation of or default under, nor
will the execution and delivery of this Subscription Agreement or the issuance of the Common Stock and Warrants, or the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, the
Company's certificate of incorporation or by-laws, any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

      III.  COVENANTS BY THE COMPANY

            The Company agrees the Subscriber will have the certain registration rights with respect to the shares of Common Stock, and the shares of Common
Stock underlying the Warrants, issued to the Subscriber pursuant to the terms of the Registration Rights Agreement annexed hereto as Exhibit C. Certain additional holders of Common Stock will have a right to have their shares of
Common Stock registered pursuant to any registration statement tat is filed for the Subscriber.

      IV.   TERMS OF SUBSCRIPTION

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            4.1     Subject to Section 4.2 hereof, the subscription period will begin as of September 16, 2005 and will terminate at 11:59 PM Eastern time, on
September 22, 2005, unless sooner terminated by the Company, or extended by the
Company.

            4.2     The Subscriber has effected a wire transfer in the full
amount of the purchase price for the Common Stock and the Warrants to the account of Olshan Grundman Frome Rosenzweig & Wolosky LLP, as escrow agent for the Company, in accordance with the wire instructions set forth on Exhibit A hereto.

            4.3     The Subscriber hereby authorizes and directs the Company to deliver any certificates or other written instruments representing the Common
Stock and the Warrants to be issued to such Subscriber pursuant to this
Subscription Agreement to the address indicated on the signature page hereof.

            4.4     The Subscriber hereby authorizes and directs the Company to return any funds, without interest, for unaccepted subscriptions to the same account from which the funds were drawn.

            4.5     If the Subscriber is not a United States person, such
Subscriber will immediately notify the Company and the Subscriber hereby represents that the Subscriber is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the
Common Stock and the Warrants or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Common Stock and the Warrants, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Common Stock and the Warrants. Such Subscriber's subscription and payment for, and continued beneficial ownership of, the Common Stock and he Warrants will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

      V.    MISCELLANEOUS

            5.1     Any notice or other communication given hereunder will be
deemed sufficient if in writing and sent by reputable overnight courier, facsimile (with receipt of confirmation) or registered or certified mail, return receipt requested, addressed to the Company, at the address set forth in the first paragraph hereof, Attention Scott Frohman, Chief Executive Officer, facsimile 954-691-4010 and to the Subscriber at the address indicated on the signature page hereof. Notices will be deemed to have been given on the date of mailing or fax, except notices of change of address, which will be deemed to have been given when received.

            5.2     This Subscription Agreement will not be changed, modified or amended except by a writing signed by the parties to be charged, and this
Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

            5.3     This Subscription Agreement will be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the

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parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

            5.4     Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof will be construed in accordance with and governed by the laws of the State of Delaware. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this
Subscription Agreement will be adjudicated before a court located in Kent
County, Delaware and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of Delaware located in Kent County with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned will furnish in writing to the other.

            5.5     This Subscription Agreement may be executed in counterparts.
Upon the execution and delivery of this Subscription Agreement by the
Subscriber, this Subscription Agreement will become a binding obligation of the
Subscriber with respect to the purchase of the Securities as herein provided;
subject, however, to the right hereby reserved to the Company to (i) enter into the same agreements with other subscribers, (ii) to add and/or to delete other persons as subscribers and (iii) to cut back or reject any subscription.

            5.6     The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction will not affect any other provision of this Subscription Agreement, which will remain in full force and effect.

            5.7     It is agreed that a waiver by either party of a breach of
any provision of this Subscription Agreement will not operate, or be construed, as a waiver of any subsequent breach by that same party.

            5.8     The parties agree to execute and deliver all such further
documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this
Subscription Agreement.

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            IN WITNESS WHEREOF, the parties have executed this Subscription
Agreement as of the day and year first written above.

       300,000                    75,000            = $        225,000
----------------------    ----------------------       ------------------------
Shares of Common Stock    Number of Warrants to        Aggregate Purchase Price
subscribed for            purchase Common Stock
                          subscribed for

      MANNER IN WHICH TITLE IS TO BE HELD (PLEASE CHECK ONE):

1.  ___  Individual                     7.  ___  Trust/Estate/Pension or Profit
                                                 sharing Plan
                                                 Date Opened:______________

2.  ___  Joint Tenants with Right of    8.  ___  As a Custodian for
         Survivorship                            _______________________________
                                                 Under the Uniform Gift to
                                                 Minors Act of the State of
                                                 _______________________________

3.  ___  Community Property             9.  ___  Married with Separate Property

4.  ___  Tenants in Common              10. ___  Keogh

5.  ___  Corporation/Partnership/       11. ___  Tenants by the Entirety
         Limited Liability Company

6.  ___  IRA

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                          EXECUTION BY NATURAL PERSONS

--------------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held

Alvin H. Clemens
------------------------------------------------
 Name (Please Print)

------------------------------------------------
 Residence: Number and Street

------------------------------------------------
 City, State and Zip Code

------------------------------------------------
 Social Security Number

------------------------------------------------
 Telephone Number

------------------------------------------------
 Fax Number (if available)

------------------------------------------------
 E-Mail (if available)
/s/ Alvin H. Clemens
------------------------------------------------
 (Signature)

      ACCEPTED this 16th day of September 2005, on behalf Health Benefits Direct
Corporation.

                                       By: /s/ Scott Frohman
                                           _____________________________________
                                           Name: Scott Frohman
                                           Title: Chief Executive Officer

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